CUSIP No. 01858P105
Page 6 of 8

                                                                     EXHIBIT 9.2

                                IRREVOCABLE PROXY

      The undersigned stockholder of Alliance Distributors Holding Inc., a Delaware corporation (the "Company"), hereby irrevocably makes, constitutes and appoints Jay Gelman ("Gelman"), from and after December 15, 2005, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the voting of all the voting securities (whether in the form of common stock, preferred stock, or both) of the Company beneficially owned by the undersigned stockholder (the "Securities"), including, without limitation, the power to execute and deliver written consents with respect to the Securities, at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, for any lawful purpose, and (ii) the taking of actions in furtherance thereof, such as the right to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter properly called before such meeting. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Securities are hereby revoked and no subsequent proxies covering the specific matters referred to herein will be given.

      The undersigned stockholder hereby acknowledges and confirms that the appointment of Gelman as the undersigned's proxy shall be deemed to be coupled with an interest sufficient to make this proxy irrevocable. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      Nothing herein shall be deemed a restriction of the right of the undersigned stockholder or its respective successors or assigns to transfer or sell any securities of the Company and any securities so transferred or sold shall be free and clear of this agreement. It shall not be required pursuant to this agreement that the undersigned or its successors or assigns hold any securities of the Company.

      Any copy, facsimile telecommunication or other reliable reproduction of this proxy may be substituted or used in lieu of an original writing or transmission for all purposes for which an original writing or transmission could be used.

Dated: As of December 15, 2005


/s/ Eli Levitin
--------------------
Eli Levitin

CUSIP No. 01858P105
Page 7 of 8
                                IRREVOCABLE PROXY

      The undersigned stockholder of Alliance Distributors Holding Inc., a Delaware corporation (the "Company"), hereby irrevocably makes, constitutes and appoints Jay Gelman ("Gelman"), from and after December 15, 2005, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the voting of all the voting securities (whether in the form of common stock, preferred stock, or both) of the Company beneficially owned by the undersigned stockholder (the "Securities"), including, without limitation, the power to execute and deliver written consents with respect to the Securities, at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, for any lawful purpose, and (ii) the taking of actions in furtherance thereof, such as the right to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter properly called before such meeting. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Securities are hereby revoked and no subsequent proxies covering the specific matters referred to herein will be given.

      The undersigned stockholder hereby acknowledges and confirms that the appointment of Gelman as the undersigned's proxy shall be deemed to be coupled with an interest sufficient to make this proxy irrevocable. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      Nothing herein shall be deemed a restriction of the right of the undersigned stockholder or its respective successors or assigns to transfer or sell any securities of the Company and any securities so transferred or sold shall be free and clear of this agreement. It shall not be required pursuant to this agreement that the undersigned or its successors or assigns hold any securities of the Company.

      Any copy, facsimile telecommunication or other reliable reproduction of this proxy may be substituted or used in lieu of an original writing or transmission for all purposes for which an original writing or transmission could be used.

Dated: As of December 15, 2005


BL Squared Foundation

By: /s/ Mel E. Lifshitz

Name:   Mel E. Lifshitz

Title:  Trustee

CUSIP No. 01858P105
Page 8 of 8
                                IRREVOCABLE PROXY

      The undersigned stockholder of Alliance Distributors Holding Inc., a Delaware corporation (the "Company"), hereby irrevocably makes, constitutes and appoints Jay Gelman ("Gelman"), from and after December 15, 2005, as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the voting of all the voting securities (whether in the form of common stock, preferred stock, or both) of the Company beneficially owned by the undersigned stockholder (the "Securities"), including, without limitation, the power to execute and deliver written consents with respect to the Securities, at every annual, special or adjourned meeting of the Company's stockholders, and in every written consent in lieu of such a meeting, or otherwise, for any lawful purpose, and (ii) the taking of actions in furtherance thereof, such as the right to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any matter properly called before such meeting. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Securities are hereby revoked and no subsequent proxies covering the specific matters referred to herein will be given.

      The undersigned stockholder hereby acknowledges and confirms that the appointment of Gelman as the undersigned's proxy shall be deemed to be coupled with an interest sufficient to make this proxy irrevocable. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      Nothing herein shall be deemed a restriction of the right of the undersigned stockholder or its respective successors or assigns to transfer or sell any securities of the Company and any securities so transferred or sold shall be free and clear of this agreement. It shall not be required pursuant to this agreement that the undersigned or its successors or assigns hold any securities of the Company.

      Any copy, facsimile telecommunication or other reliable reproduction of this proxy may be substituted or used in lieu of an original writing or transmission for all purposes for which an original writing or transmission could be used.

Dated: As of December 15, 2005


The Ezra Charitable Trust

By: /s/ Ezra Birnbaum

Name:   Ezra Birnbaum

Title:  ____________